UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, perpetual preferred stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 21, 2026, CNB Financial Corporation (the “Corporation”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Corporation’s shareholders considered the following proposals: (i) to elect four Class 1 directors, one Class 2 director and one Class 3 director; (ii) to vote, on a non-binding, advisory basis, on the compensation paid to the Corporation’s named executive officers; (iii) to vote, on a non-binding, advisory basis, on the frequency of the advisory vote to approve the compensation of the Corporation’s named executive officers; and (iv) to ratify the appointment of Forvis Mazars, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2026. The proposals are described in detail in the Corporation’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on March 16, 2026. The final results for the votes regarding each proposal are set forth below.

Election of Directors

Class 1 Directors: At the Annual Meeting, the following persons were duly elected as Class 1 directors to serve until the Corporation’s 2029 Annual Meeting of Shareholders or until their respective successors are elected:

	Jeffrey S. Powell	Gary S. Olson	Francis X. Straub, III	Peter C. Varischetti
For	20,178,488	20,694,522	21,104,990	20,940,208
Against	1,233,623	718,806	303,689	465,926
Abstentions	259,856	258,640	263,291	265,836
Broker Non-Votes	2,615,527	2,615,526	2,615,524	2,615,524

Class 2 Director: At the Annual Meeting, the following person was duly elected as a Class 2 director to serve until the Corporation’s 2028 Annual Meeting of Shareholders or until his successor is elected:

Daniel J. Henning
For	20,778,942
Against	628,977
Abstentions	264,051
Broker Non-Votes	2,615,524

Class 3 Director: At the Annual Meeting, the following person was duly elected as a Class 3 director, to serve until the Corporation’s 2027 Annual Meeting of Shareholders or until his successor is elected:

Robert C. Selig, Jr.
For	20,710,884
Against	684,257
Abstentions	276,830
Broker Non-Votes	2,615,523

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Corporation’s shareholders approved, on a non-binding, advisory basis, the compensation paid to the Corporation’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,982,678	353,900	335,392	2,615,524

Advisory Vote to Select the Frequency of the Shareholder Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Corporation’s shareholders voted, on a non-binding, advisory basis, for the shareholder advisory vote on the compensation paid to the Corporation’s named executive officers to be held on an annual basis. The table below sets forth the voting results for this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
19,350,308	221,992	1,710,293	389,374	2,615,527

Ratification of Forvis Mazars, LLP as the Corporation’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Corporation’s shareholders ratified the appointment of Forvis Mazars, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2026. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
23,919,025	44,031	324,438

The results reported above are final voting results.

Consistent with the Board of Directors’ recommendation, and in light of the shareholder vote on the frequency of the shareholder vote on executive compensation, the Corporation has determined to include in its proxy materials the shareholder advisory vote on the compensation of its named executive officers yearly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: April 22, 2026	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer